Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2009	2008	2009	2008
Net revenue	$147,966	$145,511	$602,042	$591,611
Operating expenses:
Personnel expense	48,681	49,196	200,927	197,850
Medical supplies expense	43,336	41,835	171,451	161,880
Bad debt expense	14,876	11,828	49,421	43,671
Other operating expenses	31,857	30,637	127,043	118,378
Pre-opening expenses	2,223	143	3,563	786
Depreciation	8,591	7,623	31,755	30,041
Amortization	889	30	1,121	84
Loss (gain) on disposal of property, equipment and other assets	133	(143)	271	248
Impairment of goodwill	60,174	—	60,174	—

Total operating expenses	210,760	141,149	645,726	552,938

(Loss) income from operations	(62,794)	4,362	(43,684)	38,673
Other income (expenses):
Interest expense	(1,452)	(2,642)	(6,798)	(14,300)
Loss on early extinguishment of debt	—	—	(6,702)	—
Interest and other income	12	100	237	2,029
Equity in net earnings of unconsolidated affiliates	2,013	1,049	9,057	7,891

Total other income (expense), net	573	(1,493)	(4,206)	(4,380)

(Loss) income from continuing operations before minority interest and income taxes	(62,221)	2,869	(47,890)	34,293
Minority interest share of earnings of consolidated subsidiaries	(872)	(1,181)	(9,328)	(12,546)

(Loss) income from continuing operations before income taxes	(63,093)	1,688	(57,218)	21,747
Income tax (benefit) expense	(1,193)	1,533	1,200	9,374

(Loss) income from continuing operations	(61,900)	155	(58,418)	12,373
Income from discontinued operations, net of taxes	3,294	314	8,136	8,617

Net (loss) income	$(58,606)	$469	$(50,282)	$20,990

Earnings (loss) per share, basic
Continuing operations	$(3.14)	$0.01	$(2.97)	$0.62
Discontinued operations	0.17	0.01	0.42	0.43

Earnings (loss) per share, basic	$(2.97)	$0.02	$(2.55)	$1.05

Earnings (loss) per share, diluted
Continuing operations	$(3.14)	$0.01	$(2.97)	$0.61
Discontinued operations	0.17	0.01	0.42	0.43

Earnings (loss) per share, diluted	$(2.97)	$0.02	$(2.55)	$1.04

Weighted average number of shares, basic	19,740	19,590	19,684	19,996
Dilutive effect of stock options and restricted stock	—	65	—	73

Weighted average number of shares, diluted	19,740	19,655	19,684	20,069

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	September 30,	September 30,
	2009	2008
	(Unaudited)
Current assets:
Cash and cash equivalents	$32,014	$93,836
Restricted cash	—	3,154
Accounts receivable, net	70,410	82,324
Income tax receivable, net	—	3,091
Medical supplies	18,261	15,340
Deferred income tax assets	12,201	9,769
Prepaid expenses and other current assets	13,969	9,756
Current assets of discontinued operations	30,011	22,506

Total current assets	176,866	239,776
Property and equipment, net	382,684	323,094
Investments in affiliates	14,055	15,285
Goodwill	—	60,174
Other intangible assets, net	378	1,133
Other assets	16,465	8,378
Long-term assets of discontinued operations	—	5,616

Total assets	$590,448	$653,456

Current liabilities:
Accounts payable	$40,979	$41,404
Income tax payable	642	—
Accrued compensation and benefits	18,744	16,744
Other accrued liabilities	24,860	23,322
Current portion of long-term debt and obligations under capital leases	21,243	31,920
Current liabilities of discontinued operations	10,165	11,282

Total current liabilities	116,633	124,672
Long-term debt	102,727	115,628
Obligations under capital leases	3,791	2,087
Deferred income tax liabilities	13,874	12,352
Other long-term obligations	8,893	4,454

Total liabilities	245,918	259,193

Minority interest in equity of consolidated subsidiaries	25,632	24,667

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized;
21,697,380 issued and 19,743,019 outstanding at September 30, 2009;
21,553,054 issued and 19,598,693 outstanding at September 30, 2008	216	216
Paid-in capital	455,259	455,494
Accumulated deficit	(91,420)	(41,138)
Accumulated other comprehensive loss	(360)	(179)
Treasury stock, at cost;
1,954,361 shares at September 30, 2009
1,954,361 shares at September 30, 2008	(44,797)	(44,797)

Total stockholders’ equity	318,898	369,596

Total liabilities and stockholders’ equity	$590,448	$653,456

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change

Statement of Operations Data:
Net revenue	$147,966	$145,511	1.7%	$602,042	$591,611	1.8%
Adjusted EBITDA (1)	$9,538	$11,530	(17.3)%	$55,590	$74,810	(25.7)%
(Loss) income from operations	$(62,794)	$4,362	N/M	$(43,684)	$38,673	N/M
(Loss) income from continuing operations	$(61,900)	$155	N/M	$(58,418)	$12,373	N/M
(Loss) earnings per share from continuing operations, basic	$(3.14)	$0.01	N/M	$(2.97)	$0.62	N/M
(Loss) earnings per share from continuing operations, diluted	$(3.14)	$0.01	N/M	$(2.97)	$0.61	N/M

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.
N/M — Not meaningful

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change

Selected Operating Data (a):
Number of hospitals	7	7		7	7
Licensed beds (c)	588	509		588	509
Staffed and available beds (d)	502	464		502	464
Admissions (e)	6,707	6,980	(3.9)%	26,856	29,360	(8.5)%
Adjusted admissions (f)	10,262	9,976	2.9%	40,964	40,971	(0.0)%
Patient days (g)	24,688	25,500	(3.2)%	103,342	107,353	(3.7)%
Adjusted patient days (h)	37,720	36,776	2.6%	157,638	150,559	4.7%
Average length of stay (days) (i)	3.68	3.65	0.8%	3.85	3.66	5.2%
Occupancy (j)	53.5%	59.7%		56.4%	63.4%
Inpatient catheterization procedures (k)	3,187	3,735	(14.7)%	13,257	15,979	(17.0)%
Inpatient surgical procedures (l)	2,050	2,050	0.0%	8,181	8,383	(2.4)%
Hospital net revenue	$141,976	$139,487	1.8%	$578,432	$565,787	2.2%

Combined Operating Data (b):
Number of hospitals	9	9		9	9
Licensed beds (c)	755	676		755	676
Staffed and available beds (d)	665	629		665	629
Admissions (e)	9,143	9,997	(8.5)%	38,055	40,176	(5.3)%
Adjusted admissions (f)	14,323	14,791	(3.2)%	59,168	58,669	0.9%
Patient days (g)	32,572	34,732	(6.2)%	137,889	141,346	(2.4)%
Adjusted patient days (h)	50,630	51,281	(1.3)%	212,826	205,032	3.8%
Average length of stay (days) (i)	3.56	3.47	2.6%	3.62	3.52	2.8%
Occupancy (j)	53.2%	60.0%		56.8%	61.6%
Inpatient catheterization procedures (k)	3,801	4,524	(16.0)%	16,230	19,148	(15.2)%
Inpatient surgical procedures (l)	2,625	2,666	(1.5)%	10,573	10,954	(3.5)%
Hospital net revenue	$180,562	$179,296	0.7%	$739,111	$725,188	1.9%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements to Adjusted EBITDA for the three and twelve months ended September 30, 2009 and 2008.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2009	2008	2009	2008
	(in thousands)		(in thousands)

(Loss) income from continuing operations	$(61,900)	$155	$(58,418)	$12,373
Add:
Income tax (benefit) expense	(1,193)	1,533	1,200	9,374
Minority interest share of earnings of consolidated subsidiaries	872	1,181	9,328	12,546
Equity in net earnings of unconsolidated affiliates	(2,013)	(1,049)	(9,057)	(7,891)
Interest and other income	(12)	(100)	(237)	(2,029)
Loss on early extinguishment of debt	—	—	6,702	—
Interest expense	1,452	2,642	6,798	14,300
Impairment of goodwill	60,174	—	60,174	—
Loss (gain) on disposal of property, equipment and other assets	133	(143)	271	248
Amortization	889	30	1,121	84
Depreciation	8,591	7,623	31,755	30,041
Pre-opening expenses	2,223	143	3,563	786
Share-based compensation expense	322	(485)	2,390	4,978

Adjusted EBITDA	$9,538	$11,530	$55,590	$74,810

The following table reconciles MedCath’s diluted earnings per share from continuing operations as derived directly from MedCath’s consolidated financial statements to Adjusted EPS from continuing operations for the three months ended September 30, 2009 and 2008.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2009	2008	2009	2008

Diluted earnings per share	($3.14)	$0.01	($2.97)	$0.61
Add:
Third party payor adjustments	0.04	0.02	0.12	0.03
Termination of management contract	0.03	—	0.03	—
Impairment of goodwill	3.05	—	3.05	—
Operating expense as previously disclosed	—	—	0.28	0.02
Share-based compensation expense	0.01	(0.01)	0.08	0.14
Pre-opening expense	0.05	—	0.09	0.02

Adjusted diluted earnings per share	$0.04	$0.02	$0.68	$0.82

The following table reflects the calculation of adjusted free cash flow and adjusted free cash flow per diluted share. Free Cash Flows is commonly defined as cash flows from continuing operations less capital expenditures.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2009	2008	2009	2008
	(in thousands)		(in thousands)

Cash flow from continuing operations	$10,722	$9,894	$64,333	$43,190
Less: Non-expansion capital expenditures	6,984	8,022	24,332	24,175

Free cash flows	$3,738	$1,872	$40,001	$19,015